UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________

FORM 8-K
____________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  June 26, 2017
____________________

FINJAN HOLDINGS, INC.
(Exact name of registrant as specified in its charter)
 ____________________

Delaware	000-33304	20-4075963
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

	2000 University Avenue, Suite 600, East Palo Alto, CA	94303
	(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 650-282-3228

(Former name or former address, if changed since last report)
____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.

On June 26, 2017, Finjan Holdings, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with B. Riley & Co., LLC (the “Underwriter”) pursuant to which the Company agreed to issue and sell an aggregate of 3,600,000 shares of its common stock, par value $0.0001 per share (the “Common Stock”), at a public offering price of $3.15 per share (the “Offering”). Under the terms of the Underwriting Agreement, the Company also granted the Underwriters a 30-day option to purchase up to an additional 540,000 shares of Common Stock.

Pursuant to the Underwriting Agreement, subject to certain exceptions, the Company, its directors and its officers have agreed not to sell or otherwise dispose of any of the Common Stock held by them for a period ending 60 days after the date of the Underwriting Agreement without first obtaining the written consent of the Underwriter.

A copy of the Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated by reference herein. The foregoing description of the Underwriting Agreement is qualified in its entirety by reference to such exhibit.

Attached as Exhibit 5.1 to this Current Report and incorporated herein by reference is a copy of the opinion of GCA Law Partners LLP relating to the validity of the shares that may be sold in the Offering (the “Legal Opinion”). The Legal Opinion is also filed with reference to, and is hereby incorporated by reference into, the Registration Statement.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
1.1	Underwriting Agreement, dated June 26, 2017, between the Company and the Underwriter.
5.1	Opinion of GCA Law Partners LLP.
23.1	Consent of GCA Law Partners LLP (included in Exhibit 5.1).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FINJAN HOLDINGS, INC.

Date: June 30, 2017	By:	/s/ Philip Hartstein
Philip Hartstein
President & Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
1.1	Underwriting Agreement, dated June 26, 2017, between the Company and the Underwriter.
5.1	Opinion of GCA Law Partners LLP.
23.1	Consent of GCA Law Partners LLP (included in Exhibit 5.1).